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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 7, 2004

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                                RIM HOLDINGS, INC.
               (Exact name of registrant as specified in Charter)

            Nevada                      0-31047                  86-0995730
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


                          7579 E. Main Street Suite 600
                              Scottsdale, AZ 85251
                    (Address of Principal Executive Offices)

                                  480-970-3336
                            (Issuer Telephone number)

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Item 5. Other Events.

On March 9, 2004, Rim Holdings Inc. ("Rim"), executed a non-binding Letter of Intent to acquire a company named Starway Management, LTD. ("Starway"). On or about April 3, 2004, Rim entered into a Share Exchange Agreement ("Exchange Agreement") with EuroFaith Holdings, Inc., ("EuroFaith") whereby Rim would issue its common stock to EuroFaith in exchange all of the stock of Starway.

Both Rim and EuroFaith, however, have executed a termination agreement as of May 29, 2004, terminating the Exchange Agreement.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Rim Holdings, Inc.



                                        By: /s/ Christina M. Strauch
                                            ------------------------------------
                                                  Christina M. Strauch
                                                Chief Executive Officer

Dated: June 7, 2004




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